SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                               September 16, 1997
                               -------------------



                           Guthrie Savings, Inc.
                           ---------------------
    (Exact name of Registrant as specified in its Charter)



          Delaware                 0-24468             73-1452383
          --------                 -------             ----------
(State or other Jurisdiction    (SEC File No.)       (IRS Employer
      of incorporation)                           Identification Number)


120 North Division, Guthrie, Oklahoma                    73044
-------------------------------------                    -----
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:   (405) 282-2201
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name of former address, if changed since last Report)

                              GUTHRIE SAVINGS, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------










Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release dated September 17, 1997
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   GUTHRIE SAVINGS, INC.



Date: 9-18-97                      By: /s/William L. Cunningham
     --------                          ------------------------
                                       William L. Cunningham
                                       President